ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Agreement”) is executed as of January 29, 2008, by and between American Goldrush Corp., a Canadian corporation (the “Assignor”), and Patriot Gold Corp., a Nevada corporation (the “Assignee”).

RECITALS

WHEREAS, on July 14, 2006, the Assignor and Fred B. Brost (the “Consultant”) entered into a Finder’s Fee Agreement for the Margarita Gold Property (the “Finder’s Fee Agreement”; capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Finder’s Fee Agreement); and

WHEREAS, the Assignor desires to transfer, convey and assign to Assignee all of its rights and obligations as set forth in the Finder’s Fee Agreement, and Assignee desires to accept such transfer, conveyance, and assignment of such rights and obligations of the Assignor on the terms and provisions as contained in this Agreement.

NOW, THEREFORE, in consideration of the above premises and the mutual representations, warranties, covenants and agreements, hereinafter set forth and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.            Assignor represents to Assignee that as of the date hereof, there are no liabilities, obligations, debts or payments directly or indirectly owed to the Consultant.

2.            The Assignee hereby assumes and agrees to perform all duties and obligations of the Assignor arising under the Finder’s Fee Agreement from and after the date hereof.

3.            The parties hereto acknowledge and agree that this Agreement shall not affect in any way the terms or conditions of the Finder’s Fee Agreement.

4.            This Agreement is executed by, acknowledged, and shall be binding upon the Assignor and Assignee and their respective successors and assigns.

5.            This Agreement shall be subject to the laws and jurisdiction of the State of Arizona.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized officer or representative as of the date first above written.

ASSIGNOR:	ASSIGNEE:

AMERICAN GOLDRUSH CORP.	PATRIOT GOLD CORP.

By:__/s/_____________	By:__/s/_____________
Name:Andrew Gourlay	Name:Bob Coale
Title:President and CEO	Title:President and CEO

AGREED AND ACKNOWLEDGED:

FRED B. BROST

__/s/___________________
Fred B. Brost